                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     May 29, 2003
                                                    ---------------------------

                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On May 29, 2003, SSP Solutions, Inc. issued a press release discussing the status of its Nasdaq listing. The full text of the press release is attached as Exhibit 99.1 and incorporated by reference into this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit
                  Number   Description
                  ------   -----------

                  99.1 Press release dated May 29, 2003 relating to status of Nasdaq listing

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 29, 2003                  SSP SOLUTIONS, INC.

                                     By:  /s/ THOMAS E. SCHIFF
                                          --------------------------------------
                                          Thomas E. Schiff, Chief Financial
                                            Officer

                         EXHIBITS FILED WITH THIS REPORT

 Exh. No.   Description
 --------   -----------

   99.1    Press release dated May 29, 2003 relating to status of Nasdaq listing